SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[  ]  Preliminary Proxy Statement
[x]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Greene County Bancorp, Inc.
                                              (Name of Registrant as Specified In Its Charter)

                                               (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[  ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[  ]  $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:
 ........................................................................

2) Aggregate number of securities to which transaction applies:

.......................................................................
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
.......................................................................
4) Proposed maximum aggregate value of transaction:

........................................................................

[  ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

[GREENE COUNTY BANCORP LETTERHEAD]

September 26, 2008

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Greene County Bancorp, Inc. (the “Company”).  The Company is the holding company of The Bank of Greene County (the “Bank”) and the Bank’s subsidiary, Greene County Commercial Bank, and our common stock is traded on the Nasdaq Capital Market under the symbol “GCBC.”  The Annual Meeting will be held at Columbia – Greene Community College, 4400 Route 23, Hudson, New York, at 10:00 a.m., New York Time, on Saturday, October 25, 2008.  The Company will be providing a brunch and short presentation to shareholders and guests.  Please indicate on your proxy card if you are planning to attend.  If you would like to confirm your attendance, please call the administrative office at 518-943-2600 extension 2000.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted.  During the Annual Meeting we will also report on the operations of the Company.  Directors and officers of the Company, as well as a representative of our independent registered public accounting firm, will be present to respond to any questions that stockholders may have.

The Annual Meeting is being held so that stockholders may consider the election of directors and the ratification of the appointment of Beard Miller Company LLP as the Company’s independent registered public accounting firm for fiscal year 2009.  For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” the election of directors and the ratification of the appointment of Beard Miller Company LLP as the Company’s independent registered public accounting firm.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting.  This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.  Your vote is important, regardless of the number of shares that you own.

Sincerely,

/s/ Donald E. Gibson
Donald E. Gibson
President and Chief Executive Officer

Greene County Bancorp, Inc.
302 Main Street
Catskill, New York 12414
(518) 943-2600

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On October 25, 2008

Notice is hereby given that the Annual Meeting of Stockholders of Greene County Bancorp, Inc. (the “Company”) will be held at Columbia – Greene Community College, 4400 Route 23, Hudson, New York, on Saturday, October 25, 2008 at 10:00 a.m., New York Time.

A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

The Annual Meeting is for the purpose of considering and acting upon:

1.           The election of two directors to the Board of Directors;

2.	The ratification of the appointment of Beard Miller Company LLP as independent registered public accounting firm for the Company for the fiscal year ending June 30, 2009; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof.  The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned.  Stockholders of record at the close of business on September 9, 2008, are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.  A list of stockholders entitled to vote at the Annual Meeting will be available at 302 Main Street, Catskill, New York, for a period of ten days prior to the Annual Meeting and will also be available for inspection at the meeting itself.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.  ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED.  A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE.  ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING.  HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

By Order of the Board of Directors

                                                                                                /s/ Rebecca R. Main
Rebecca R. Main
Secretary
September 26, 2008

___________________________________________________________________________________________________________
A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.  NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES
___________________________________________________________________________________________________________

PROXY STATEMENT

Greene County Bancorp, Inc.
302 Main Street
Catskill, New York 12414
(518) 943-2600

ANNUAL MEETING OF STOCKHOLDERS
October 25, 2008

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Greene County Bancorp, Inc. (the “Company”) to be used at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”), which will be held at Columbia – Greene Community College, 4400 Route 23, Hudson, New York, on Saturday, October 25, 2008, at 10:00 a.m., New York Time, and all adjournments of the Annual Meeting.  The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about September 26, 2008.

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REVOCATION OF PROXIES
____________________________________________________________________________________________________________

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below.  Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof.  Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon.  Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.  If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by such proxies on such matters in such manner as shall be determined by a majority of the Board of Directors.

A proxy may be revoked at any time prior to its exercise by sending written notice of revocation to the Secretary of the Company at the address shown above, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.  However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.  The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

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                                                            VOTING PROCEDURES AND METHODS OF COUNTING VOTES
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Holders of record of the Company’s common stock, par value $0.10 per share, as of the close of business on September 9, 2008 (the “Record Date”) are entitled to one vote for each share then held.  As of the Record Date, the Company had 4,100,928 shares of common stock issued and outstanding (exclusive of Treasury shares), 2,304,632 of which were held by Greene County Bancorp, MHC (the “Mutual Holding Company”), and 1,796,296 of which were held by stockholders other than the Mutual Holding Company (“Minority Stockholders”).  The presence in person or by proxy of a majority of the total number of shares of common stock outstanding and entitled to vote is necessary to constitute a quorum at the Annual Meeting.  Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present.  In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies. However, the presence by proxy of the Mutual Holding Company’s shares will assure a quorum is present at the Annual Meeting.

As to the election of directors, the Proxy Card being provided by the Board of Directors enables a stockholder to vote FOR the election of the two nominees proposed by the Board, to WITHHOLD AUTHORITY to vote for the nominees being proposed, or to vote FOR ALL EXCEPT one or more of the nominees being proposed.  Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for the nominees being proposed is withheld.

As to the ratification of Beard Miller Company LLP as the Company’s independent registered public accounting firm, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on the ratification.  The ratification of this matter shall be determined by a majority of the votes cast, without regard to broker non-votes or proxies marked ABSTAIN.

Management of the Company anticipates that the Mutual Holding Company, the majority stockholder of the Company, will vote all of its shares in favor of all the matters set forth above.  If the Mutual Holding Company votes all of its shares in favor of each proposal, the approval of each proposal would be assured.

Proxies solicited hereby will be returned to the Company and will be tabulated by an Inspector of Election designated by the Board of Directors of the Company.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
____________________________________________________________________________________________________________

Persons and groups who beneficially own in excess of 5% of the common stock are required to file certain reports with the Securities and Exchange Commission (the “SEC”) regarding such ownership.  The following table sets forth, as of the Record Date, the shares of common stock beneficially owned by each person who was the beneficial owner of more than 5% of the Company’s outstanding shares of common stock, and all directors and executive officers of the Company as a group.
Amount of Shares
Owned and Nature                                            Percent of Shares
Name and Address of                                                         of Beneficial                                                  of Common Stock
   Beneficial Owners                                                       Ownership (1)                                                    Outstanding

Principal Stockholders:

Greene County Bancorp, MHC 2,304,632	56.2%
      302 Main Street
      Catskill, New York 12414

Greene County Bancorp, MHC (2) 2,651,949	64.7%
      and all Directors and Executive Officers
      as a group (10 persons)
________________________________________
(1)
For purposes of this table, a person is deemed to be the beneficial owner of shares of common stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, “voting power” is the power to vote or direct the voting of shares, and “investment power” is the power to dispose of or direct the disposition of shares.  The table includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.

(2)
With the exception of Arthur Place, CPA, the Company’s executive officers and directors are also executive officers and directors of Greene County Bancorp, MHC.  Excluding shares held by Greene County Bancorp, MHC, the Company’s executive officers and directors beneficially owned an aggregate of 347,317 shares, or 8.5% of the outstanding shares.

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PROPOSAL 1—ELECTION OF DIRECTORS
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The Company’s Board of Directors is comprised of eight members.  The Company’s Bylaws provide that approximately one-third of the Company’s directors are to be elected annually.  Directors of the Company are generally elected to serve for three-year periods and until their respective successors have been elected and qualified. Two directors will be elected at the Annual Meeting.  The Nominating Committee of the Board of Directors has nominated as directors Dennis R. O’Grady and Martin C. Smith, each to serve for a three-year period and until his successor has been elected and qualified. Each of the nominees is currently a member of the Board of Directors.

The table below sets forth certain information as of September 9, 2008 regarding the nominees, the other current members of the Board of Directors, and the executive officers of the Company who are not directors.  It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below.  If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may determine.  At this time, the Board of Directors knows of no reason why any of the nominees would be unable to serve if elected.  Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED IN THIS PROXY STATEMENT.

Name (1)	Age (4)	Positions Held	Director Since (2)	Current Term to Expire	Shares of Common Stock Beneficially Owned on Record Date (3)	Percent of Class

NOMINEES

Dennis R. O’Grady	68	Director	1981	2008	51,520	1.26%
Martin C. Smith	63	Chairman of the Board	1993	2008	60,177	1.47%

DIRECTORS CONTINUING IN OFFICE

J. Bruce Whittaker	65	Director	1987	2009	73,489	1.79%
Charles H. Schaefer	56	Director	2003	2009	31,988	0.78%
Arthur Place, CPA	64	Director	2004	2009	6,000	0.15%
Paul Slutzky	60	Director	1992	2010	34,340	0.84%
David H. Jenkins, DVM	57	Director	1996	2010	39,816	0.97%
Donald E. Gibson	43	President and Chief Executive Officer and Director	2007	2010	14,532	0.35%

EXECUTIVE OFFICERS

Michelle M. Plummer, CPA	42	Executive Vice President, Chief Operating Officer and Chief Financial Officer	N/A	N/A	22,196 (5)	0.54%
Stephen E. Nelson	41	Senior Vice President, Chief Lending Officer	N/A	N/A	13,259	0.32%

All directors and executive officers as a group (10 persons)					347,317 (6)	8.47%
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(1)
The mailing address for each person listed is P.O. Box 470, 302 Main Street, Catskill, New York 12414.  With the exception of Arthur Place, each of the directors listed is also a director of Greene County Bancorp, MHC, which owns the majority of the Company’s issued and outstanding shares of common stock.

(2)	Except with regard to Directors Schaefer, Place and Gibson, reflects initial appointment to the Board of Trustees of the mutual predecessor to The Bank of Greene County.
(3)	See definition of “beneficial ownership” in the table “Security Ownership of Certain Beneficial Owners.”
(4)	As of September 9, 2008.
(5)	Includes shares subject to options which are currently exercisable, as follows: Ms. Plummer 9,000. No other executive officer or director has options currently exercisable.
(6)
Includes 15,554 shares of common stock allocated to the accounts of executive officers under the ESOP and excludes the remaining 91,791 shares of common stock, or 2.24% of the shares of common stock outstanding, owned by the ESOP for the benefit of employees of The Bank of Greene County.  Under the terms of the ESOP, shares of common stock allocated to the accounts of employees are voted in accordance with the instructions of the respective employees.  Unallocated shares are voted by the ESOP trustee in the manner calculated to most accurately reflect the instructions it has received from the participants regarding the allocated shares, unless its fiduciary duties require otherwise.

The principal occupation during the past five years of each director, nominee for director and executive officer of the Company is set forth below.  All such persons have held their present positions for five years unless otherwise stated.

J. Bruce Whittaker retired as President and Chief Executive Officer of the Company and of The Bank of Greene County in June 2007.  Mr. Whittaker has been affiliated with the Bank in various capacities since 1972.  Mr. Whittaker was appointed to the Board of Trustees of the Bank in 1987.

Paul Slutzky is a co-owner of Hunter Mountain Ski Area and Vice President of Frosty Land, Inc., a real estate development company.

David H. Jenkins, DVM is a veterinarian and the owner of Catskill Animal Hospital, Catskill, New York.

Dennis R. O’Grady is a graduate of Union University, Albany College of Pharmacy.  He owned and operated Mikhitarian Pharmacy for over 30 years, until its sale to Price Chopper in 1999.  He has been a Board member since 1981.

Martin C. Smith is currently consultant to Main Bros. Oil Co., Inc., and is the former owner of R.E. Smith Fuel Company, which was purchased by Main Bros. Oil Co., Inc., located in Albany, New York.  He became Chairman of the Board in November 2005.

Charles H. Schaefer is a partner of the law firm, Deily & Schaefer, Catskill, New York.

Arthur Place, CPA is a Senior Partner of Arthur Place & Co., an accounting firm located in Albany, New York.

Donald E. Gibson was appointed President and Chief Executive Officer of the Company and the Bank in June 2007.  Prior to this appointment, Mr. Gibson served as Senior Vice President of the Company and the Bank since 2003 and has been employed by the Bank since 1987.  Mr. Gibson obtained a Master of Business Administration from the College of Saint Rose.

Executive Officers of the Company who are not Directors

Michelle M. Plummer, CPA was appointed Executive Vice President, Chief Operating Officer and Chief Financial Officer of the Company and the Bank in June 2007.  Prior to this appointment, Ms. Plummer served as Chief Financial Officer of the Company and the Bank since May 1999 and Chief Financial Officer and Treasurer since January 2002.  Prior to that time, Ms. Plummer held positions with KPMG LLP and with the Federal Reserve Bank of New York.  Ms. Plummer obtained a Master of Science from Pace University.

Stephen E. Nelson was promoted to Senior Vice President and Chief Lending Officer of the Company and the Bank during 2008.  Prior to this appointment, Mr. Nelson served as Senior Vice President of the Company and Bank since 2001 and has served in various capacities with the Bank since 1988.  Mr. Nelson obtained a Master of Business Administration from the College of Saint Rose.

Section 16(a) Beneficial Ownership Reporting Compliance

The common stock of the Company is registered with the SEC pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The officers and directors of the Company and beneficial owners of greater than 10% of the Company’s common stock (“10% beneficial owners”) are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the common stock.  SEC rules require disclosure in the Company’s Proxy Statement or Annual Report on Form 10-KSB of the failure of an officer, director or 10% beneficial owner of the Company’s common stock to file a Form 3, 4, or 5 on a timely basis.  Based on the Company’s review of such ownership reports, except for the failure of Director Arthur Place to timely file a Form 4 for one transaction for which he purchased 1,000 shares of common stock, no officer or director of the Company failed to timely file such ownership reports for the fiscal year ended June 30, 2008.

Board Independence

The Board of Directors has determined that, except for Mr. Gibson, Mr. Whittaker and Mr. Schaefer, each member of the Board is an “independent director” within the meaning of Rule 4200(a)(15) of the NASDAQ corporate governance listing standards.  Mr. Gibson is not considered independent because he is President and Chief Executive Officer of the Company and the Bank.  Mr. Whittaker is not considered independent because he is a retired executive officer of the Company.  Mr. Schaefer is not considered independent because he is a partner in the law firm, Deily & Schaefer, from which the Company uses various services in the normal course of business.  In determining the independence of the other directors listed above there were no transactions reviewed by the Board of Directors which were not required to be reported under “—Transactions With Certain Related Persons,” below.

Meetings and Committees of the Board of Directors

General.  The business of the Company is conducted at regular and special meetings of the full Board and its standing committees. The standing committees include the Executive, Nominating and Audit Committees. During the year ended June 30, 2008, the Board of Directors held twelve regular meetings and one special meetings.  No member of the Board or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he has been a director); and (ii) the total number of meetings held by all committees of the Board on which he served (during the periods that he served). Executive sessions of the independent directors are held on a regularly scheduled basis; there were twelve such sessions during fiscal year 2008.

While the Company has no formal policy on director attendance at annual meetings of stockholders, all directors are encouraged to attend.  All of the Company’s directors attended the 2007 Annual Meeting of Shareholders.

Executive Committee.  The Executive Committee consists of the entire Board of Directors.  The Executive Committee meets as necessary when the Board is not in session to exercise general control and supervision in all matters pertaining to the interests of the Company, subject at all times to the direction of the Board of Directors.  The Executive Committee did not meet during the fiscal year ended June 30, 2008.

Nominating Committee.  The Nominating Committee consists of Directors O’Grady, Jenkins and Slutzky. Each member of the Nominating Committee is considered “independent” as defined in the NASDAQ corporate governance listing standards. The Board of Directors has adopted a written charter for the Committee, which is available at the Company’s website at www.tbogc.com.  The Committee met one time during the fiscal year ended June 30, 2008.

The functions of the Nominating Committee include the following:

•	to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for stockholder approval;

•	to review and monitor compliance with the requirements for board independence;

•	to review the committee structure and make recommendations to the Board regarding committee membership;

•	to develop and recommend to the Board for its approval a set of corporate governance guidelines; and

•	to develop and recommend to the Board for its approval a self-evaluation process for the Board and its committees.

The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service.  Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective.  If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members.  In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees.  The Nominating Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

•	has the highest personal and professional ethics and integrity and whose values are compatible with the Company’s;

•	has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

•	is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

•	is familiar with the communities in which the Company operates and/or is actively engaged in community activities;

•	is involved in other activities or interests that do not create a conflict with his or her responsibilities to the Company and its stockholders; and

•	has the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a group, and not primarily a special interest group or constituency.

Finally, the Nominating Committee will take into account whether a candidate satisfies the criteria for “independence” under the NASDAQ corporate governance listing standards, and if a nominee is sought for service on the audit committee, the financial and accounting expertise of a candidate, including whether the individual qualifies as an audit committee financial expert.

There have been no material changes to these procedures since they were previously disclosed in the proxy statement for the Company’s 2007 annual meeting of stockholders.

Procedures for the Nomination of Directors by Stockholders.  The Nominating Committee has adopted procedures for the submission of director nominees by stockholders.  If a determination is made that an additional candidate is needed for the Board, the Nominating Committee will consider candidates submitted by the Company’s stockholders. Stockholders can submit qualified names of candidates for director by writing to our Corporate Secretary, at P.O. Box 470, 302 Main Street, Catskill, New York 12414.  The Corporate Secretary must receive a submission not less than ninety (90) days prior to the anniversary date of the Company’s proxy materials for the preceding year’s annual meeting. The submission must include the following information:

•
the name and address of the stockholder as they appear on the Company’s books, and number of shares of the Company’s common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•
the name, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•	a statement of the candidate’s business and educational experience;

•	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Rule 14A;

•	a statement detailing any relationship between the candidate and the Company;

•	a statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company;

•	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

Submissions that are received and that meet the criteria outlined above are forwarded to the Chairman of the Nominating Committee for further review and consideration.  A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in this proxy statement under the heading “Stockholder Proposals.”

Stockholder Communications with the Board.  A stockholder of the Company who wishes to communicate with the Board or with any individual director may write to the Corporate Secretary of the Company, P.O. Box 470, 302 Main Street, Catskill, New York 12414, Attention:  Board Administration.  The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership.  Depending on the subject matter, management will:

•	forward the communication to the director or directors to whom it is addressed;

•	attempt to handle the inquiry directly, for example where it is a request for information about the Company or a stock-related matter; or

•	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, management will present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.

The Audit Committee. The Audit Committee consists of Directors Jenkins, O’Grady, Slutzky and Place. Each member of the Audit Committee is considered “independent” as defined in the NASDAQ corporate governance listing standards and under SEC Rule 10A-3. The Board of Directors has determined that Arthur Place qualifies as an “audit committee financial expert” as that term is defined by the rules and regulations of the SEC. The duties and responsibilities of the Audit Committee include, among other things:

•	retaining, overseeing and evaluating an independent registered public accounting firm to audit the Company’s annual financial statements;

•	in consultation with the independent registered public accounting firm and the internal auditor, reviewing the integrity of the Company’s financial reporting processes, both internal and external;

•	approving the scope of the audit in advance;

•	reviewing the consolidated financial statements and the audit report with management and the independent registered public accounting firm;

•	considering whether the provision by the external auditors of services not related to the annual audit and quarterly reviews is consistent with maintaining the auditor’s independence;

•	reviewing earnings and financial releases and quarterly reports filed with the SEC;

•	consulting with the internal audit staff and reviewing management’s administration of the system of internal accounting controls;

•	approving all engagements for audit and non-audit services by the independent registered public accounting firm; and

•	reviewing the adequacy of the audit committee charter.

The Audit Committee met four times during the fiscal year ended June 30, 2008.  The Audit Committee reports to the Board on its activities and findings.  The Board of Directors has adopted a written charter for the Audit Committee, which is available at the Company’s website at www.tbogc.com.

Audit Committee Report

The following Audit Committee Report is provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, this report shall not be deemed “soliciting material,” filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Securities and Exchange Act of 1934, as amended.

Management has the primary responsibility for the Company’s internal controls and financial reporting processes.  The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States and issuing a report thereon.  The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee has prepared the following report for inclusion in this Proxy Statement:

As part of its ongoing activities, the Audit Committee has:

•	Reviewed and discussed with management the Company’s audited consolidated financial statements for the fiscal year ended June 30, 2008;

•	Discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

•
Received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent registered public accounting firm their independence.  In addition, the Audit Committee approved the appointment of Beard Miller Company LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2009, subject to the ratification of the appointment by the stockholders.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2008.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

This report has been provided by the Audit Committee:

Arthur Place, CPA (Chairman)
David H. Jenkins, DVM
Dennis R. O’Grady
Paul Slutzky

Code of Ethics

The Company has adopted a Code of Ethics that is applicable to the Company’s officers, directors and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is available on the Company’s website at www.tbogc.com. Amendments to and waivers from the Code of Ethics will also be disclosed on the Company’s website.

Compensation Committee Interlocks and Insider Participation

The independent directors of the Company, consisting of every director except for Donald E. Gibson, J. Bruce Whittaker and Charles H. Schaefer, meet in executive session to determine the salaries to be paid each year to the officers of the Company.

Executive Compensation

The Company’s philosophy is to align executive compensation with the interests of its stockholders and to determine appropriate compensation levels that will enable it to meet the following objectives:

•	To attract, retain and motivate an experienced, competent executive management team;

•	To reward the executive management team for the enhancement of shareholder value based on annual earnings performance and the market price of the Company’s stock;

•	To provide compensation rewards that are adequately balanced between short-term and long-term performance goals;

•	To encourage ownership of the Company’s common stock through stock-based compensation to all levels of management; and

•	To maintain compensation levels that are competitive with other financial institutions, and particularly those in the Company’s peer group based on asset size and market area.

The Company considers a number of factors in its decisions regarding executive compensation, including, but not limited to, the level of responsibility and performance of the individual executive officers, the overall performance of the Company and a peer group analysis of compensation paid at institutions of comparable size and complexity.  The Company also considers the recommendations of the Chief Executive Officer with respect to the compensation of executive officers other than the Chief Executive Officer.  The Board of Directors and the Chief Executive Officer review the same information in connection with this recommendation.

The base salary levels for the Company’s executive officers are set to reflect the duties and levels of responsibilities inherent in the position and to reflect competitive conditions in the banking business in the Company’s market area.  Comparative salaries paid by other financial institutions are considered in establishing the salary for the given executive officer.  In setting salaries for fiscal 2008, the Board of Directors utilized bank compensation surveys compiled by the America’s Community Bankers as well as other survey prepared by trade groups and independent benefit consultants including Clark Consulting.  In setting the base salaries, the Board of Directors also considers a number of factors relating to the executive officers, including individual performance, job responsibilities, experience level, ability and the knowledge of the position.  These factors are considered subjectively and none of the factors are accorded a specific weight.

Executive Compensation

The following table sets forth for the year ended June 30, 2008 certain information as to the total remuneration paid by us to Mr. Gibson, who serves as President and Chief Executive Officer, and the two most highly compensated executive officers of the Company and The Bank of Greene County other than Mr. Gibson (the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($) (1)	Total ($)
Donald E. Gibson	2008 2007	147,800 88,500	--- 5,000	--- ---	--- ---	--- ---	--- ---	25,600 19,500	173,400 113,000
Michelle M. Plummer	2008 2007	139,300 118,000	--- 6,900	--- ---	--- ---	--- ---	--- ---	27,100 24,300	166,400 149,200
Stephen E. Nelson	2008 2007	104,400 100,200	1,100 5,900	--- ---	--- ---	--- ---	--- ---	18,200 14,700	123,700 120,800
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(1)
Includes employer matching contributions of $6,700; $6,300; and $4,700 allocated in fiscal 2008 to the accounts of Mr. Gibson, Ms. Plummer and Mr. Nelson, respectively, under The Bank of Green County 401(k) plan, and the fair market value at June 30, 2008 of the shares of common stock allocated pursuant to the employee stock ownership plan in fiscal 2008, representing $10,200; $11,400; and $9,600 for each of Mr. Gibson, Ms. Plummer and Mr. Nelson, respectively.  Includes employer matching contributions of $3,800; $5,000; and $4,300 allocated in fiscal 2007 to the accounts of Mr. Gibson, Ms. Plummer and Mr. Nelson, respectively, under The Bank of Green County 401(k) plan, and the fair market value at June 30, 2007 of the shares of common stock allocated pursuant to the employee stock ownership plan in fiscal 2007, representing $7,500; $9,900; and $8,600 for each of Mr. Gibson, Ms. Plummer and Mr. Nelson, respectively.  The Bank also provides each qualifying employee, including Mr. Gibson, life insurance equal to one times the employee’s salary with a maximum benefit of $50,000.  The Bank also provides each qualifying employee with short-term and long-term disability coverage, medical and dental coverage for the employee and their spouse and dependents.  The employee contributes 25% for the cost of the premium for the medical coverage.

Salary for the Named Executive Officers is paid pursuant to Employment Agreements, which are discussed below under “—Employment Agreements.”

Employment Agreements.   Donald E. Gibson and Michelle M. Plummer have each entered into a substantially identical employment agreement with the Bank and the Company. The employment agreements were effective July 1, 2007. Mr. Gibson’s employment agreement provides for a base salary of $165,000 and Ms. Plummer’s employment agreement provides for a base salary of $145,000. Each agreement has a term of 36 months from July 1, 2007. Commencing on July 1, 2008, and continuing on each July 1st thereafter, each agreement shall renew for an additional year such that the remaining term shall be 36 full calendar months, unless written notice is provided to the executive at least ten days and not more than 60 days prior to any such anniversary date that his or her employment shall cease at the end of 36 months following such anniversary date.  Prior to each notice period for non-renewal, the disinterested members of the Board of Directors of the Bank will conduct a comprehensive performance evaluation and review of the executive for purposes of determining whether to extend the agreement.

Under each agreement, the executive’s base salary will be reviewed annually, and the base salary may be increased but not decreased.  In addition to the base salary, the executive will be provided all such other benefits as are provided uniformly to permanent full-time employees of the Bank. In addition, the Bank will provide the executive with employee benefit plans, arrangements and perquisites substantially equivalent to those in which the executive was participating or otherwise deriving benefit. The executive will be entitled to participate in or receive benefits under any employee benefit plans, including but not limited to, retirement plans, supplemental retirement plans, pension plans, profit-sharing plans, health-and-accident plans, medical coverage or any other employee benefit plan or arrangement made available by the Bank in the future to its senior executives and key management employees.

Each agreement provides for termination by the Bank for cause at any time. If the agreement is terminated for cause, the executive will not receive any compensation or other benefits from the Bank or the Company. Under each agreement, if the executive’s employment is terminated for any reason other than for cause, death, disability or retirement, including resignation upon, among other things, failure to reappoint the executive to his or her office, a material diminution of the executive’s duties or a breach of the agreement by the Bank, or if the executive voluntarily resigns his or her employment on or after a change in control of the Company or the Bank during the term of the agreement, then the Bank is obligated to pay to the executive a lump sum equal to three times the sum of the then current base salary and the highest rate of bonus awarded to the executive during the prior three years. If such amount is determined to constitute an “excess parachute payment,” the amount would be reduced so as not to trigger an excess parachute payment.

In the event of the executive’s disability for a period of six months, the Bank may terminate the agreement, provided that the Bank will be obligated to pay the executive his or her base salary for the remaining term of the agreement or one year, whichever is longer (provided such payments are reduced to the extent of any disability insurance payments). In the event of the executive’s death during the term of the agreement, the Bank will pay his or her base salary to the named beneficiaries for one year following the date of death.  In the event the executive retires, he or she will be entitled to any vested benefits under any retirement plan of the Bank.

Each agreement provides that, following the termination of the executive’s employment as a result of which the Bank is paying the executive termination benefits (other than termination upon a change in control), the executive will not compete with the Bank for a period of one year in any city or county in which the Bank has an office or has filed an application for regulatory approval to establish an office.

Defined Contribution Plan.  The Bank has adopted The Bank of Greene County Employees’ Savings & Profit Sharing Plan and Trust (the “Plan”) in order to permit the investment of Plan assets in common stock of the Company. Employees are eligible to join the Plan on the first of the month following completion of three months of continuous employment (during which 250 hours are completed).  The first year eligibility period runs from the date of hire to the anniversary of such date.  If an employee does not satisfy the eligibility requirements during such period then the next eligibility period shall be the calendar year.  Employees are eligible to contribute, on a pre-tax basis, up to 25% of their eligible salary, in increments of 1%. .Effective January 1, 2007, the Bank matched employee contributions dollar for dollar for the first 3% and then 50% of the employee contribution up to the next 3%.  In addition, the Bank may make an additional discretionary contribution allocated among members’ accounts on the basis of compensation.  All employee contributions and earnings thereon under the Plan are at all times fully vested.  A member vests in employer matching and discretionary contributions at the rate of 20% per year beginning in the second year of employment and continuing until the member is 100% vested after six years of employment.  Employees are entitled to borrow, within tax law limits, from amounts allocated to their accounts.

Plan benefits will be paid to each member in a lump sum or in equal payments over a fixed period upon termination, disability or death.  In addition, the Plan permits employees to withdraw salary reduction contributions prior to age 59-1/2 or termination in the event the employee suffers a financial hardship.  In certain circumstances, the Plan permits employees to withdraw the Bank’s matching contributions to their accounts. The Plan permits employees to direct the investment of their own accounts into various investment options.

At December 31, 2007, the market value of the Plan trust fund was approximately $4.2 million.  The total contribution (i.e., both the employee and Bank contributions) to the Plan for the Plan year ended December 31, 2007, was approximately $507,000.

Defined Benefit Pension Plan.  The Bank maintains the Financial Institutions Retirement Fund, which is a qualified, tax-exempt multi-employer defined benefit plan (the “Retirement Plan”).  During fiscal 2006, the Board of Directors approved changes to the Retirement Plan.  Effective January 1, 2006, the Board of Directors of the Bank resolved to exclude from membership in the Retirement Plan employees hired on or after January 1, 2006 and elected to cease additional benefit accruals to existing Retirement Plan participants effective July 1, 2006.  All employees age 21 or older who have worked at the Bank for a period of one year in which they have 1,000 or more hours of service were eligible for membership in the Retirement Plan.  Once eligible, an employee must have been credited with 1,000 or more hours of service with the Bank during the year in order to accrue benefits under the Retirement Plan.  The Bank annually contributes an amount to the Retirement Plan necessary to supplement full funding requirements in accordance with the Employee Retirement Income Security Act (“ERISA”).

The regular form of all retirement benefits (i.e., normal, early or disability) is a life annuity with a guaranteed term of 10 years.  For a married participant, the normal form of benefit is a joint and survivor annuity where, upon the participant’s death, the participant’s spouse is entitled to receive a benefit equal to the commuted value of such unpaid installments paid in lump sum.  Either the member or beneficiary may elect to have this benefit paid in the form of installments.  Where death occurs prior to a member’s benefit commencement, in no event shall the death benefit be less than the amount payable under the lump sum settlement options.  An optional form of benefit may be selected instead of the normal form of benefits.  These optional forms include various annuity forms as well as a lump sum payment after age 55.   Benefits payable upon death may be made in a lump sum, installments over 10 years, or a lifetime annuity.

The normal retirement benefit payable at or after age 65, is an amount equal to 1.5% multiplied by years of benefit service (not to exceed 30) times average compensation based on the average of the five years providing the highest average.  A reduced benefit is payable upon retirement at age 55 at or after completion of five years of service.  A member is fully vested in his account upon completion of five or more years of employment or upon attaining normal retirement age.

The following table indicates the annual retirement benefit that would be payable under the Retirement Plan upon retirement at age 65 in calendar year 2007, expressed in the form of a single life annuity for the average salary and benefit service classifications specified below.

Highest Five-Year
          Average                                          Years of Service and Benefit Payable at Retirement(1)
Compensation                                     15        20        25        30

$ 50,000	$11,300	$15,000	$18,800 $22,500
$ 75,000 16,900	22,500	28,100	33,800
$100,000 22,600	30,000	37,500	45,000
$125,000 28,100	37,500	46,900	56,300
$150,000 33,800	45,000	56,300	67,500
$175,000 39,400	52,500	65,600	78,800
$200,000 45,000	60,000	75,000	90,000
$225,000 50,600	67,500	84,400	101,300

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(1)	No additional credit is received for years of service in excess of 30; however, increases in compensation after 30 years will generally cause an increase in benefits.

As of June 30, 2008, Mr. Gibson had 19 years, Ms. Plummer had seven years, and Mr. Nelson had 17 years of credited service (i.e., benefit service) under the Retirement Plan.

Outstanding Equity Awards at Year End.  The following table sets forth information with respect to outstanding equity awards as of June 30, 2008 for the Named Executive Officers.

OUTSTANDING EQUITY AWARDS AT JUNE 30, 2008 (1)
Name	Option awards					Stock awards
	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Donald Gibson	---	---	---	$3.9375	3/28/2010	---	---	---	---
Michelle Plummer	9,000	---	---	$3.9375	3/28/2010	---	---	---	---
Stephen E. Nelson	---	---	---	$3.9375	3/28/2010	---	---	---	---
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(1)
All equity awards noted in this table were granted pursuant to the 2000 Stock Option Plan and the 2000 Recognition and Retention Plan, which were approved by stockholders on March 28, 2000, and represent all awards held at June 30, 2008 by the Named Executive Officers.  On March 28, 2000, the Named Executive Officers were granted shares of restricted stock and stock options.  Shares of restricted stock vested at a rate of 20% per year commencing on March 28, 2000.  Stock options vested at a rate of 20% per year commencing on March 28, 2000 have an exercise price of $3.9375, the closing price (adjusted for a subsequent 2-for-1 stock split) on the date of grant, and expire ten years from the date of grant.

Employee Stock Ownership Plan and Trust.  The Bank has established an Employee Stock Ownership Plan and Related Trust (“ESOP”) for eligible employees.  The ESOP is a tax-qualified plan subject to the requirements of ERISA and the Code.  Persons who have been employed by the Bank for 12 months during which they worked at least 1,000 hours and who have attained age 21, are eligible to participate.  The ESOP has borrowed funds from the Company and has purchased or been issued a total of 72,760 shares of common stock.  An additional 7,276 shares were issued to the ESOP as a result of the 10% stock dividend effective August 1999.  Accordingly, the ESOP originally owned 80,036 shares in total.  The ESOP had 107,345 undistributed shares in the Plan as of June 30, 2008 (reflective of the 2-for-1 stock split effective on May 31, 2005).  When fully vested employees retire or leave the Company, they may take from the ESOP their portion of allocated shares or cash; as a result of this, the overall number of shares remaining in the ESOP has decreased.  The common stock held by the ESOP is collateral for the loan.  The loan will be repaid principally from the Bank’s contributions to the ESOP over a period of up to ten years.  The interest rate for the loan is a floating rate equal to the Prime Rate as published in The Wall Street Journal from time to time.  Shares purchased by the ESOP are held in a suspense account for allocation among participants as the loan is repaid.

Contributions to the ESOP and shares released from the suspense account in an amount proportional to the repayment of the ESOP loan will be allocated among participants on the basis of compensation in the year of allocation, up to an annual adjusted maximum level of compensation.  Benefits generally become vested after five years of credited service.  Forfeitures will be reallocated among remaining participating employees in the same proportion as contributions.  Benefits may be payable upon death, retirement, early retirement, disability or separation from service.  The Company’s contributions to the ESOP will not be fixed, so benefits payable under the ESOP cannot be estimated.

A committee consisting of David Jenkins, Dennis O’Grady and Paul Slutzky administers the ESOP.  The ESOP also has an unrelated corporate trustee who is appointed as a fiduciary responsible for administration of the ESOP assets and who votes the ESOP shares.  The committee may instruct the trustee regarding investment of funds contributed to the ESOP.  The ESOP trustee generally will vote all shares of common stock held by the ESOP in accordance with the written instructions of the committee.  In certain circumstances, however, the ESOP trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees, and unallocated shares and shares held in the suspense account in a manner calculated to most accurately reflect the instructions the ESOP trustee has received from participants regarding the allocated stock, subject to and in accordance with the fiduciary duties under ERISA owed by the ESOP trustee to the ESOP participants.  Under ERISA, the Secretary of Labor is authorized to bring an action against the ESOP trustee for the failure of the ESOP trustee to comply with its fiduciary responsibilities.

Stock Option Plan.  The Board of Directors of the Company adopted the 2000 Stock Option Plan, which has been approved by the stockholders. Certain directors, officers and employees of the Bank and the Company are eligible to participate in the Stock Option Plan.  The Stock Option Plan is administered by a committee of outside directors (the “Committee”).  The Stock Option Plan authorizes the grant of stock options to purchase 181,898 shares of common stock (reflective of the 2-for-1 stock split effective on May 31, 2005).  The Stock Option Plan provides, among other things, for the grant of options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code, and options that do not so qualify (“nonstatutory options”).  Options must be exercised within 10 years from the date of grant.  The exercise price of the options must be at least 100% of the fair market value of the underlying common stock at the time of the grant.

Equity Incentive Plan.   The Board of Directors of the Company has adopted the Greene County Bancorp, Inc. 2008 Equity Incentive Plan (the “Equity Plan”) to provide officers, employees and directors of the Company and the Company’s affiliates, including the Bank, with additional incentives to promote the growth and performance of the Company. The Equity Plan was approved by stockholders in July 2008. As of June 30, 2008, no awards had been made to employees, officers or directors of the Company or any affiliate of the Company.

The Equity Plan authorizes the issuance of up to 180,000 shares of Company common stock pursuant to the exercise by award recipients of grants of incentive and non-statutory stock options, and stock appreciation rights.  Employees and outside directors of the Company or its subsidiaries are eligible to receive awards under the Equity Plan, except that non-employees may not be granted incentive stock options.  Stock options are either “incentive” stock options or “non-qualified” stock options.  Only employees are eligible to receive incentive stock options.  Stock appreciation rights give the recipient the right to receive a payment in cash, shares of Company common stock, or a combination thereof, of an amount equal to the excess of the fair market value of a specified number of shares of common stock on the date of the exercise of the stock appreciation rights over the fair market value of the common stock on the date of grant of the stock appreciation rights, as set forth in the recipient’s award agreement and subject to Board approval.

The Equity Plan provides that neither the Committee nor the Board is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option or a stock appreciation right previously granted.

The Equity Plan is designed so that stock options and stock appreciation rights will be considered performance-based compensation, whether or not such awards vest on the basis of satisfaction of specific performance measures.  It is expected that the grant of stock options and stock appreciation rights will be conditioned on the satisfaction of performance measures as selected by the Committee.  Such performance measures may include earnings; financial return ratios; capital; increases in revenue, operating or net cash flows; cash flow return on investment; total stockholder return; market share; net operating income; operating income or net income; debt load reduction; expense management; economic value added; stock price; assets, asset quality level, charge offs, loan reserves, non-performing assets, loans, deposits, growth of loans, deposits or assets; liquidity; interest sensitivity gap levels; regulatory compliance or safety and soundness; improvement of financial rating; and achievement of balance sheet or income statement objectives and strategic business objectives, consisting of one or more objectives based on meeting specific targets, such as business expansion goals and goals relating to acquisitions or divestitures. Performance measures may be based on the performance of the Company as a whole or of any one or more subsidiaries or business units of the Company or a subsidiary and may be measured relative to a peer group, an index or a business plan.

If the vesting of an award under the Equity Plan is conditioned on the completion of a specified period of service with the Company or its subsidiaries, without the achievement of performance measures or objectives, then unless otherwise determined by the Committee and evidenced in an award agreement, the required period of service for full vesting shall not be less than three years for a participant, subject to acceleration in the event of death, disability, retirement, involuntary termination of employment or service following a change in control of the Company.

Unless otherwise provided in an award agreement, in the event of a participant’s termination of service for any reason other than disability, retirement, death or termination for cause, then any stock options and stock appreciation rights shall be exercisable only as to those awards that were vested on the date of termination of service and only for a period of three months following termination (or the remaining term, if less).

In the event of termination for cause, any awards that have not vested, or that have vested but have not been exercised (in the case of stock options and stock appreciation rights) shall expire and shall be forfeited.

Unless otherwise provided in an award agreement, upon termination of service due to retirement, death or disability, all stock options and stock appreciation rights shall be exercisable as to all shares subject to an outstanding award, whether or not then exercisable.  Stock options and stock appreciation rights may be exercised for a period of one year following such termination of service (or the remaining term, if less), provided, however, that an incentive stock option that is not exercised within three months of termination of service due to retirement will become a non-qualified stock option by operation of law.  Under the Internal Revenue Code, no stock option is eligible for treatment as an incentive stock option in the event such option is exercised more than one year following termination of service due to disability, and in order to obtain incentive stock option treatment by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three months of termination of service.

Unless otherwise stated in an award agreement, upon the occurrence of an involuntary termination of employment or service following a change in control of the Company, all outstanding options and stock appreciation rights then held by a participant will become fully exercisable.  In the event of a change in control, any performance measure attached to an award under the Equity Plan shall be deemed satisfied as of the date of the change in control.

Equity Compensation Plans.  Other than our employee stock ownership plan, we do not have any equity compensation plans that were not approved by stockholders.  The following table sets forth information with respect to the Company’s equity compensation plans effective June 30, 2008.

	Number of securities to be issued upon exercise of outstanding options and rights	Weighted average exercise price(1)	Number of securities remaining available for issuance under plan
Stock options	41,944	$5.00	---
Shares of restricted stock	---	---	---
Total	41,944	$5.00	---
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(1)	Reflects weighted average exercise price of stock options only.

Directors’ Compensation

The following table sets forth for the year ended June 30, 2008 certain information as to the total remuneration we paid to the Company’s directors other than Mr. Gibson.  Compensation paid to Mr. Gibson for his services as a director is included in “Executive Compensation—Summary Compensation Table.”  It should also be noted that Mr. Ingalls became an unpaid Director Emeritus in November 2007.

DIRECTOR COMPENSATION TABLE FOR THE YEAR ENDED JUNE 30, 2008
Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)

Paul Slutzky	$29,000	---	---	---	---	---	$29,000
David H. Jenkins, DVM	$30,000	---	---	---	---	---	$30,000
Charles H. Schaefer	$30,000	---	---	---	---	---	$30,000
Arthur Place, CPA	$35,000	---	---	---	---	---	$35,000
Dennis R. O’Grady	$30,000	---	---	---	---	---	$30,000
Martin C. Smith	$36,000	---	---	---	---	---	$36,000
J. Bruce Whittaker	$27,500	---	----	---	---	---	$27,500
Walter Ingalls	$12,500	---	----	---	---	---	$12,500

Directors’ Compensation

Directors of The Bank of Greene County (other than the Board and Audit Committee Chairmen) receive an annual retainer of $18,000 and a fee of $1,000 per Board meeting.  The Chairman of the Board and Audit Committee Chairman receive an annual retainer of $24,000 and a fee of $1,000 per Board meeting.  No separate compensation is currently paid to directors for service on the Board of the Company.  Directors of the Bank and the Company who are also employees of the Bank and the Company are not entitled to receive Board fees.  For the fiscal year ended June 30, 2008, the Bank paid a total of $230,000 in director fees.

Directors are eligible to participate in the 2000 Stock Option Plan and the 2000 Recognition and Retention Plan.  On March 28, 2000, each outside director serving at that time was granted a non-qualified stock option to purchase 5,400 shares of common stock (reflective of a 2-for-1 stock split effective May 31, 2005).  All granted options vested at the rate of 20% per year over a five-year period and are currently 100% vested.  The options must be exercised within 10 years from the date of grant, and the exercise price of the options must be at least 100% of the fair market value of the underlying common stock at the date of grant.

On March 28, 2000, restricted stock awards for 3,200 shares of common stock (reflective of a 2-for-1 stock split effective May 31, 2005) were granted to each outside director serving at that time.  These awards also vested in 20% increments over a five-year period beginning on the grant date and are currently 100% vested.

Directors are eligible to participate in the Equity Plan.  As of June 30, 2008, no awards had been made to directors under the Equity Plan.

Transactions with Certain Related Persons

In the ordinary course of business, the Bank makes loans available to its directors, officers and employees.  These loans are made in the ordinary course of business on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable loans with persons not related to the Bank.  Management believes that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director.  There are several exceptions to this general prohibition, one of which is applicable to the Company.  Sarbanes-Oxley does not apply to loans made by a depository institution that is insured by the Federal Deposit Insurance Corporation and is subject to the insider lending restrictions of the Federal Reserve Act.  All loans to the Company’s directors and officers are made in conformity with the Federal Reserve Act and applicable regulations.

In accordance with the listing standards of the NASDAQ Stock Market, any transactions that would be required to be reported under this section of this proxy statement must be approved by the Company’s Audit Committee or another independent body of the Board of Directors.  In addition, any transaction with a director is reviewed by and subject to approval of the members of the Board of Directors who are not directly involved in the proposed transaction to confirm that the transaction is on terms that are no less favorable as those that would be available to the Company from an unrelated party through an arms-length transaction.

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PROPOSAL 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
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The Audit Committee of the Board of Directors of the Company has approved the engagement of Beard Miller Company LLP to be the Company’s independent registered public accounting firm for the 2009 fiscal year, subject to the ratification of the engagement by the Company’s stockholders.  At the Meeting, stockholders will consider and vote on the ratification of the engagement of Beard Miller Company LLP for the Company’s fiscal year ending June 30, 2009.  A representative of Beard Miller Company LLP is expected to attend the Meeting to respond to appropriate questions and to make a statement, if deemed appropriate.

Set forth below is certain information concerning aggregate fees billed by Beard Miller Company LLP for professional services rendered during fiscal years 2008 and 2007, respectively.

Audit Fees.  During the past two fiscal years the fees billed for professional services rendered by Beard Miller Company LLP for the audit of the Company’s annual financial statements and for the review of the Company’s Forms 10-QSB were $74,000 for 2008 and $70,000 for 2007.

Audit-Related Fees.  During the fiscal years ended June 30, 2008 and 2007, fees billed for professional services by Beard Miller Company LLP that were reasonably related to the performance of the audit were $4,000 and $5,000, respectively.

Tax Fees.  During the past two fiscal years the fees billed for professional services by Beard Miller Company LLP for tax services were $13,000 and $12,000 for 2008 and 2007, respectively.

All Other Fees.  During the year ended June 30, 2008 and 2007, $4,000 and $1,000, respectively, in fees were billed to the Company by Beard Miller Company LLP that are not described above.

The Audit Committee considered whether the provision of non-audit services was compatible with maintaining the independence of its auditors.  The Audit Committee concluded that performing such services in fiscal 2008 did not affect the auditors’ independence in performing their function as auditors of the Company.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.  Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget.  The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary.  The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.  All of fees paid in the audit related, tax and all other categories were approved per the pre-approval policies.

In order to ratify the selection of Beard Miller Company LLP as the independent registered public accounting firm for the 2009 fiscal year, the proposal must receive at least a majority of the votes cast “FOR” or “AGAINST”, either in person or by proxy, in favor of such ratification.  The Audit Committee of the Board of Directors recommends a vote “FOR” the ratification of Beard Miller Company LLP, as independent registered public accounting firm for the 2009 fiscal year.

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                                                                                               STOCKHOLDER PROPOSALS
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In order to be eligible for inclusion in the proxy materials for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s executive office, P.O. Box 470, 302 Main Street, Catskill, New York 12414, no later than May 22, 2009. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

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OTHER MATTERS
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The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement.  However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment.  The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Exchange Act.

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ADVANCE NOTICE OF BUSINESS TO BE BROUGHT BEFORE AN ANNUAL MEETING
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The Bylaws of the Company provide an advance notice procedure for certain business or nominations to the Board of Directors to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not less than five days prior to the date of the annual meeting.  No other proposal shall be acted upon at the annual meeting.  A stockholder may make any other proposal at the annual meeting and the same may be discussed and considered, but unless stated in writing and filed with the Secretary at least five days prior to the annual meeting, the proposal will be laid over for action at an adjourned, special or annual meeting taking place 30 days or more thereafter.

The date on which the next Annual Meeting of Stockholders is expected to be held is October 24, 2009.  Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before the 2009 Annual Meeting of Stockholders must be made in writing and delivered to the Secretary of the Company no later than October 24, 2009.

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MISCELLANEOUS
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The cost of solicitation of proxies will be borne by the Company.  The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock.  In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

The Company’s 2008 Annual Report to Stockholders has been mailed to all stockholders of record as of the Record Date.  Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing the Company.  Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2008, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO REBECCA R. MAIN, CORPORATE SECRETARY, GREENE COUNTY BANCORP, INC., P.O. BOX 470, 302 MAIN STREET, CATSKILL, NEW YORK 12414, OR CALL AT 518-943-2600.

BY ORDER OF THE BOARD OF DIRECTORS

                                                                                                                /s/ Rebecca R. Main
Rebecca R. Main
Corporate Secretary
Catskill, New York
September 26, 2008

REVOCABLE PROXY

GREENE COUNTY BANCORP, INC.
ANNUAL MEETING OF STOCKHOLDERS
October 25, 2008

The undersigned hereby appoints the official proxy committee consisting of the Board of Directors with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders (“Annual Meeting”) to be held at Columbia – Greene Community College, 4400 Route 23, Hudson, New York on October 25, 2008, at 10:00 a.m.  The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

	FOR	VOTE WITHHELD
(except as marked to the contrary below)
1. The election as directors of all nominees listed below, each to serve for the term set forth following his name:

Dennis R. O’Grady (three-year term)
Martin C. Smith (three-year term)

INSTRUCTION:  To withhold your vote for one or more nominees, write the name of the nominee(s) on the line(s) below.

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	☐	☐
	FOR	AGAINST	ABSTAIN
2. The ratification of Beard Miller Company LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2009.	☐	☐	☐

The Board of Directors recommends a vote “FOR” Proposal 1 and Proposal 2.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.  IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS.  AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
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THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.  This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated September 26, 2008, and audited financial statements.

Dated: _________________________                                                                              ☐  Check Box if You Plan
                          to Attend Annual Meeting

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PRINT NAME OF STOCKHOLDER                                                                                       PRINT NAME OF STOCKHOLDER

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SIGNATURE OF STOCKHOLDER                                                                                         SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

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Please complete and date this proxy and return it promptly
 in the enclosed postage-prepaid envelope.
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